SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                  -------------
                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
       Date of Report (Date of earliest event reported): December 6, 2001
                               BIOPURE CORPORATION
               (Exact Name of Registrant as Specified in Charter)

           Delaware                     011-15167               04-2836871
           --------                     ---------               ----------
(State or other Jurisdiction of     (Commission File         (I.R.S. Employer
        Incorporation)                   Number)          Identification Number)

                11 Hurley Street, Cambridge, Massachusetts 02141
                ------------------------------------------------
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: 617-234-6500


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ITEM 5.  OTHER EVENTS

     On December 6, 2001, the Registrant publicly disseminated a press release updating investors on its plans to file an electronic Biologic License Application with the U.S. Food and Drug Administration for its oxygen therapeutic Hemopure(R) and its preparations to commercially launch the product in South Africa.

     The foregoing description is qualified in its entirety by reference to the Registrant's Press Release dated December 6, 2001, a copy of which is attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (c)  Exhibits.

               99.1 Registrant's Press Release dated December 6, 2001.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                              BIOPURE CORPORATION


                                              By: /s/ Carl W. Rausch
                                                  ____________________________
                                                  Carl W. Rausch
                                                  CHAIRMAN AND CHIEF EXECUTIVE
                                                  OFFICER